NINTH AMENDMENT TO LOAN AGREEMENT

This Ninth Amendment to Loan Agreement (“Amendment”) is made as of March 14, 2007, by and among THE ANDERSONS, INC., an Ohio corporation (the “Borrower”), the financial institutions signatory hereto (being all of the Lenders as of the date of this Amendment) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), in its capacity as Agent for the Lenders (in such capacity, the “Agent”) and as one of the Lenders.

RECITAL

This Amendment is made with respect to the Loan Agreement made as of October 30, 2002, (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement“). Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement. The Borrower and the Lenders desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1. Section 10.31 of the Agreement, Amendments and Waivers, shall be amended to read as follows:

10.31 Amendments and Waivers. (a) Except as provided in the following Subsections 10.31(b) and (c), any term, covenant, agreement or condition of this Agreement or the other Financing Agreements may be amended only by a written amendment executed by Borrower, the Required Lenders and, if the rights or duties of the Agent or Issuer are affected thereby, the Agent and such Issuer, respectively, or compliance therewith only may be waived (either generally or in a particular instance and either retroactively or prospectively), if Borrower shall have obtained the consent in writing of the Required Lenders and, if the rights or duties of the Agent are affected thereby, the Agent, provided however, that without the consent in writing of the holders of all outstanding Notes and LC Obligations, or of all Lenders if no Notes or Letters are outstanding, no such amendment or waiver shall (i) change the amount or postpone the date of payment of any scheduled payment or required payment of principal of the Notes or LC Obligations or reduce the rate or extend the time of payment of interest on the Notes, or reduce the amount of principal thereof, or modify any of the provisions with respect to the payment or prepayment thereof, (ii) give to any Note any preference over any other Notes, (iii) amend the definition of Required Lenders, (iv) alter, modify or amend the provisions of this Subsection 10.31(a) or of Subsections 10.31(c) and (d), (v) reduce the fees required under Section 2.5, (vi) alter, modify or amend the provisions of Sections 9.1 or 9.2 of this Agreement, (vii) alter, modify or amend any Lender’s right hereunder to consent to any action, make any request or give any notice, or (viii) release any guarantor of any of the Liabilities.

(b) Provided that a Default or a Matured Default has not occurred and is continuing, this Agreement may be amended from time to time (i) to increase the total amount of the Line of Credit A Loan Commitments to an amount not exceeding $550,000,000 in the aggregate, and/or (ii) to increase the total amount of the Line of Credit B Loan Commitments to an amount not exceeding $150,000,000 in the aggregate, by one or more written amendments executed by Borrower, the Agent and one or more Lenders (together with new Notes and other Financing Agreements as may be reasonably required by the Agent). Subject to the following Section 10.31(c), any such increase shall be allocated to new or existing Lenders at the discretion of the Agent and Borrower.

(c) Without the consent in writing of the affected Lender, no amendment or waiver shall increase the amount of or the Pro Rata Percentage of any Commitment of such Lender (but the amount of or the Pro Rata Percentage of any Commitment of such Lender may be decreased without the consent of such Lender).

(d) Any amendment or waiver made in accordance with this Section 10.31 shall apply equally to all Lenders and all the holders of the Notes and/or LC Obligations and shall be binding upon them, upon each future holder of any Note or LC Obligation and upon Borrower, whether or not such Note or Letter shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived.

2. Upon this Amendment becoming effective, Borrower shall pay an Amendment Fee of Five Thousand Dollars ($5,000) to each Lender.

3. This Amendment shall be effective as of its date, conditioned upon the execution and delivery to the Agent, in form and substance reasonably acceptable to the Agent, of this Amendment, executed by the Borrower, the Agent and the Lenders.

4. This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof. All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

{Signature Pages Follow}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first herein above written.

THE ANDERSONS, INC.

By /s/ Gary Smith

Its Vice President Finance & Treasurer

U.S. BANK NATIONAL ASSOCIATION

By /s/ Jason D. Lueders

Its Vice President

COBANK, ACB

By /s/ S. Richard Dill

Its Vice President

HARRIS N.A. (as successor by merger with Harris Trust and Savings Bank)

By /s/ Robert H. Wolohan

Its Vice President

FIFTH THIRD BANK

By /s/ David Gerken

Its Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A. , “RABOBANK NEDERLAND”, NEW YORK BRANCH

By: /s/ Andrew Sherman

Its Executive Director

By: /s/ Brad Peterson

Its Executive Director

{Signature Page to Ninth Amendment to Loan Agreement — The Andersons, Inc.}

ABN AMRO BANK N.V.

By /s/ Jeffrey Ware

Its First Vice President

By: /s/ Brian Moeller

Its: Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By /s/ Robert Searson

Its Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By /s/ Edward L. Cooper III

Its Senior Vice President

BANK OF AMERICA, NA

By /s/ Daniel R. Petrick

Its Senior Vice President

BANK OF THE WEST

By /s/ Lee Rosin

Its Regional Vice President

{Signature Page to Ninth Amendment to Loan Agreement — The Andersons, Inc.}